                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.36


                   AMENDMENT NO. 1 TO THE SECURITIES PURCHASE
                                    AGREEMENT

         THIS AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AGREEMENT (this "AMENDMENT") is entered into as of December 30, 2002 among Aviall Services Inc., a Delaware corporation (the "BORROWER"), Aviall, Inc., a Delaware corporation ("HOLDINGS"), J.H. Whitney Mezzanine Fund, L.P., a Delaware limited partnership ("WMF"), Whitney Private Debt Fund, L.P., a Delaware limited partnership ("WHITNEY DF"), Whitney Limited Partner Holdings, LLC, a Delaware limited partnership ("WHITNEY LLC" and together with WMF and Whitney DF, the "WHITNEY FUNDS"), Blackstone Mezzanine Partners L.P., a Delaware limited partnership ("BLACKSTONE PARTNERS"), Blackstone Mezzanine Holdings L.P., a Delaware limited partnership ("BLACKSTONE HOLDINGS" and together with Blackstone Partners, "BLACKSTONE"), Carlyle High Yield Partners L.P., a Delaware limited partnership ("CARLYLE") and Oak Hill Securities Fund, L.P., Oak Hill Securities Fund II, L.P., Lerner Enterprises, LP and P & PK Limited Partnership, each a Delaware limited partnership (collectively, "OAK HILL"). The Whitney Funds, Blackstone, Carlyle and Oak Hill are sometimes referred to herein individually as a "PURCHASER" and collectively as the "PURCHASERS." Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Securities Purchase Agreement (as hereinafter defined).


                                   WITNESSETH:


         WHEREAS, Borrower, Holdings and Purchasers are party to a Securities Purchase Agreement dated as of December 17, 2001 (the "SECURITIES PURCHASE AGREEMENT"); and

         WHEREAS, the parties to the Securities Purchase Agreement desire to amend the Securities Purchase Agreement as herein set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1.
                 AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

         1.1 Amendment to the Securities Purchase Agreement. Effective upon the execution of this Amendment by the Borrower, Holdings and the Purchasers and the satisfaction of the conditions precedent set forth in Article 2 hereof, the parties hereto agree to amend the Securities Purchase Agreement as follows:

                  Capital Expenditures. Section 9.05 (Capital Expenditures) is amended by substituting for the schedule contained therein the following schedule:


                                             MAXIMUM CAPITAL
             FISCAL YEAR                      EXPENDITURES
             -----------                     ---------------
                 2002                          10,600,000
                 2003                          12,400,000
                 2004                          12,100,000
                 2005                          12,100,000
                 2006                          12,100,000



                                   ARTICLE 2.
                        CONDITIONS PRECEDENT TO AMENDMENT

         This Amendment shall be effective as of the date first written above upon the satisfaction or due waiver of the following conditions precedent:

         2.1 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct on the date hereof.

         2.2 Documents. Borrower and Holdings shall have delivered or caused to be delivered to the Purchasers:

                  (a) resolutions of the Borrower and Holdings authorizing the execution and delivery of this Amendment by the Borrower and Holdings certified by the secretary of the Borrower and Holdings; and

                  (b) such other documents as the Purchasers may reasonably request; provided, that delivery to the Borrower and Holdings by the Purchasers of executed signature pages to this Amendment shall be conclusive evidence of the satisfaction of the condition precedent set forth in this clause (b).

         2.3 Senior Credit Agreement. Section 5.5 of the Senior Credit Agreement shall have been amended to provide for maximum Capital Expenditures (as defined in the Senior Credit Agreement) in Fiscal Year 2002 of not in excess of $9,600,000.

         2.4 Warrants. Section 2.1(b) of each of the outstanding warrants to purchase shares of common stock issued to the Purchasers shall have been amended by (a) deleting the word "five" in the second line and replacing it with the word "three" and (b) deleting the number "5" in the second line and replacing it with the number "3".


                                   ARTICLE 3.
             REPRESENTATIONS AND WARRANTIES OF BORROWER AND HOLDINGS

         The Borrower and Holdings represent and warrant to the Purchasers:





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         3.1 Authorization. The execution, delivery and performance by the
Borrower and Holdings of this Amendment have been authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of the Borrower and Holdings enforceable against them in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

         3.2 No Conflict. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of the Borrower's or Holdings' certificate or articles of incorporation or bylaws, (b) any law or regulation, or any order or decree of any court or government instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or Holdings or any of their Subsidiaries is a party or by which the Borrower or Holdings or any of their Subsidiaries or any of their property is bound.

         3.3 Representations and Warranties in the Amended and Restated Credit Agreement. The representations and warranties set forth in Article IV (Representations and Warranties) of the Amended and Restated Credit Agreement dated as of January 11, 2002 among Borrower, Holdings, the Lenders (as defined therein), the Issuers (as defined therein) and Citicorp USA, Inc., as agent for the Lenders and the Issuers as supplemented and updated by that certain letter to Citicorp USA, Inc., as set forth on Exhibit A attached hereto, are true and correct in all material respects on and as of the date hereof, except for those representations and warranties that, by their terms, refer to a specific date, in which case, such representations and warranties were true and correct as of such date.

         3.4 No Default. No Default or Event of Default exists under the Securities Purchase Agreement.

         3.5 Note Transaction Documents. Neither Holdings or Borrower have any charge, lien, claim or offset against any Purchaser, or defenses to the enforcement of the Note Transaction Documents and the obligations by the Purchasers.


                                   ARTICLE 4.
                            MISCELLANEOUS PROVISIONS

         4.1 Reference to and Effect Upon the Securities Purchase Agreement.

                  (a) Except as specifically amended above, the Securities Purchase Agreement and the other Note Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Purchasers under the Securities Purchase Agreement or any Note Transaction Document, or constitute a waiver of any provision of the Securities Purchase Agreement or any Note




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Transaction Document. Upon the effectiveness of this Amendment, each reference in the Securities Purchase Agreement to this "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Securities Purchase Agreement as amended hereby.

         4.2 Costs and Expenses. As provided in Section 11.14 of the Securities Purchase Agreement, Borrower and Holdings agree to reimburse the Purchasers for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

         4.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         4.4 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         4.5 Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterpart when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

         4.6 This Amendment, the Securities Purchase Agreement, together with the exhibits and schedules thereto, the other Note Transaction Documents, the letter agreement dated as of December 21, 2001 from Holdings to the Purchasers and the Confidentiality Agreements referred to in Section 11.20 of the Securities Purchase Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Amendment, the Securities Purchase Agreement, together with the exhibits and schedules thereto, the other Note Transaction Documents and the letter agreement dated as of December 21, 2001 from Holdings to the Purchasers supersede all prior agreements and understandings between the parties with respect to such subject matter, except the Confidentiality Agreements referred to in Section 11.20 of the Securities Purchase Agreement.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.


                                   AVIALL SERVICES, INC.

                                   By: /s/ Jeffrey J. Murphy
                                       -----------------------------------------
                                       Name:  Jeffrey J. Murphy
                                       Title: Senior Vice President


                                   AVIALL, INC.

                                   By: /s/ Jeffrey J. Murphy
                                       -----------------------------------------
                                       Name:  Jeffrey J. Murphy
                                       Title: Senior Vice President


                                   J. H. WHITNEY MEZZANINE FUND, L.P.

                                   By: Whitney GP, LLC,
                                          Its General Partner

                                       By: /s/ Joseph D. Carrabino, Jr.
                                          --------------------------------------
                                          Name:  Joseph D. Carrabino, Jr.
                                          Title: Managing Member


                                   WHITNEY PRIVATE DEBT FUND, L.P.

                                   By: Whitney Private Debt GP, LLC,
                                          Its General Partner

                                       By: /s/ Joseph D. Carrabino, Jr.
                                          --------------------------------------
                                          Name:  Joseph D. Carrabino, Jr.
                                          Title: Managing Member


                                   WHITNEY LIMITED PARTNER HOLDINGS, LLC

                                   By: /s/ Daniel J. O'Brien
                                       -----------------------------------------
                                       Name:  Daniel J. O'Brien
                                       Title: Managing Member





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                                   BLACKSTONE MEZZANINE PARTNERS L.P.

                                   By: Blackstone Mezzanine Associates, L.P.
                                          Its General Partner

                                   By: Blackstone Mezzanine Management
                                       Associates, L.L.C.
                                          Its General Partner

                                   By: /s/ Salvatore Gentile
                                       -----------------------------------------
                                       Name:  Salvatore Gentile
                                       Title: Authorized Signer


                                   BLACKSTONE MEZZANINE HOLDINGS L.P.

                                   By: Blackstone Mezzanine Associates, L.P.
                                          Its General Partner

                                   By: Blackstone Mezzanine Management
                                       Associates, L.L.C.
                                          Its General Partner

                                       By: /s/ Salvatore Gentile
                                          --------------------------------------
                                          Name:  Salvatore Gentile
                                          Title: Authorized Signer


                                   CARLYLE HIGH YIELD PARTNERS, L.P.

                                   By: /s/ Michael Zupon
                                       -----------------------------------------
                                       Name:  Michael Zupon
                                       Title: Managing Director


                                   OAK HILL SECURITIES FUND, L.P.

                                   By: Oak Hill Securities GenPar, L.P.,
                                          its General Partner

                                   By: Oak Hill Securities MGP, Inc.,
                                          its General Partner

                                       By: /s/ Scott D. Krase
                                          --------------------------------------
                                          Name:  Scott D. Krase
                                          Title: Authorized Signatory





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
                                   OAK HILL SECURITIES FUND II, L.P.

                                   By: Oak Hill Securities GenPar II, L.P.,
                                         its General Partner

                                   By: Oak Hill Securities MGP II, Inc.,
                                         its General Partner

                                       By: /s/ Scott D. Krase
                                          --------------------------------------
                                          Name:  Scott D. Krase
                                          Title: Authorized Signatory


                                   LERNER ENTERPRISES, L.P.

                                   By: Oak Hill Asset Management, Inc.
                                         its Advisor and Attorney-in-Fact
                                         to Lerner Enterprises, L.P.
                                         (OHP Account)

                                       By: /s/ Scott D. Krase
                                          --------------------------------------
                                          Name:  Scott D. Krase
                                          Title: Authorized Signatory


                                   P & PK FAMILY LIMITED PARTNERSHIP

                                   By: Oak Hill Asset Management, Inc.
                                          As Advisor and Attorney-in-Fact
                                          to P & PK Family Limited Partnership

                                       By: /s/ Scott D. Krase
                                           ------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Authorized Signatory






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